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                New York Life Insurance and Annuity Corporation

                                  CorpExec VUL
          Corporate Executive Series Variable Universal Life Insurance
                                      And
                  Corporate Sponsored Variable Universal Life

                                  Investing in
    NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I


                          Supplement dated May 7, 2007
                       to Prospectuses dated May 1, 2007

     This supplement amends the May 1, 2007 Prospectuses for the NYLIAC Corporate Executive Series Variable Universal Life Insurance and NYLIAC Corporate Sponsored Variable Universal Life (the "Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2007 Prospectuses for the Policies. The terms we use in this supplement have the same meanings as in the Prospectuses.

     The purpose of this supplement is to inform you that effective June 1, 2007, allocations to the Alger American Small Capitalization Investment Division, including new premiums and transfers, will not be accepted.

                       __________________________________

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010